Exhibit 10.2

INCREMENTAL ASSUMPTION AGREEMENT NO. 1

INCREMENTAL ASSUMPTION AGREEMENT NO. 1, dated as of June 26, 2026 (this “Agreement”), by and among Applied Digital Corporation, a Nevada corporation, as holdings (“Holdings”), APLD Intermediate HOLDCO LLC, a Delaware limited liability company, as borrower (the “Borrower”), the Subsidiary Guarantors party hereto, the Incremental Revolving Facility Lenders (as defined below), each Issuing Bank, and the Administrative Agent (as defined below), relating to that certain Credit Agreement, dated as of May 29, 2026 (the “Credit Agreement” and as modified pursuant to this Agreement and as it may be further amended, restated, supplemented, waived or otherwise modified from time to time, the “Amended Credit Agreement”), among, inter alios, Holdings, the Borrower, each Issuing Bank and Lender party thereto from time to time, FIRST NATIONAL BANK OF OMAHA, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, the Borrower has requested Incremental Revolving Facility Commitments in an aggregate principal amount of $80.0 million (the “Incremental Revolving Facility Commitments” and the Revolving Facility Loans made thereunder, the “Incremental Revolving Facility Loans”) pursuant to Section 2.21 of the Credit Agreement, which Incremental Revolving Facility Commitments shall constitute an increase to, and be part of the same Class as, the Revolving Facility Commitments in effect on the Closing Date (the “Initial Revolving Facility”);

WHEREAS, each of the institutions listed on Schedule I hereto (the “Incremental Revolving Facility Lenders”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the Incremental Revolving Facility Commitments to the Borrower on the Effective Date (as defined below) in the amount set forth opposite its name under the heading “Incremental Revolving Facility Commitment” on Schedule I hereto and to make Incremental Revolving Facility Loans to the Borrower thereunder from time to time on and after the Effective Date;

WHEREAS, Holdings, the Borrower, the Subsidiary Guarantors, the Incremental Revolving Facility Lenders, each Issuing Bank and the Administrative Agent are entering into this Agreement in order to evidence such Incremental Revolving Facility Commitments, which are deemed to be provided on the Effective Date in accordance with Section 2.21 of the Credit Agreement.

AGREEMENT:

NOW, THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 2. Incremental Revolving Facility Commitment.

(a) Subject to the terms and conditions set forth herein, each of the Incremental Revolving Facility Lenders hereby agrees, severally and not jointly, to provide its respective Incremental Revolving Facility Commitment as set forth on Schedule I annexed hereto on the terms set forth in this Agreement, and its agreements hereunder, including its agreement to provide the Incremental Revolving Facility Commitment subject only to the conditions set forth herein shall be binding as of the Effective Date.

(b) The Incremental Revolving Facility Commitment of each Incremental Revolving Facility Lender is in addition to such Incremental Revolving Facility Lender’s existing Loans and Commitments under the Credit Agreement (if any), which shall continue under and be subject in all respects to the Amended Credit Agreement, and, immediately after giving effect to the modifications contemplated hereby, shall be subject in all respects to the terms of the Amended Credit Agreement (and, in each case, the other Loan Documents).

(c) It is the understanding, agreement and intention of the parties that (i) the Incremental Revolving Facility Commitments shall be part of the same Class of Revolving Facility Commitments as the Revolving Facility Commitments under the Initial Revolving Facility and shall constitute Revolving Facility Commitments and Commitments under the Loan Documents and (ii) all Incremental Revolving Facility Loans incurred pursuant to the Incremental Revolving Facility Commitments shall be part of the same Class of Loans as the Initial Revolving Loans and shall constitute Initial Revolving Loans, Revolving Facility Loans and Loans under the Loan Documents. The Incremental Revolving Facility Commitments and the Incremental Revolving Facility Loans shall be subject to the provisions of the Amended Credit Agreement and the other Loan Documents and shall be on terms identical (other than fees) to the Revolving Facility Commitments and the Initial Revolving Loans, respectively, under the Initial Revolving Facility.

(d) The Incremental Revolving Facility Commitments may be drawn from time to time on or after the Effective Date in accordance with Section 2.01(b) of the Amended Credit Agreement and shall terminate as set forth in Section 2.08 of the Amended Credit Agreement. The Incremental Revolving Facility Loans borrowed under the Incremental Revolving Facility Commitments shall be repaid in accordance with Section 2.10 and Section 2.11 of the Amended Credit Agreement.

(e) Each Incremental Revolving Facility Lender acknowledges and agrees that upon its execution of this Agreement that such Incremental Revolving Facility Lender shall on and as of the Effective Date be, a “Revolving Facility Lender” and a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available such amount to fund its ratable share of Revolving Facility Loans from time to time on and after the Effective Date in accordance with the Amended Credit Agreement. Each Incremental Revolving Facility Lender has delivered herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Revolving Facility Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Section 2.17(d) of the Amended Credit Agreement.

(f) By executing and delivering this Agreement, each Issuing Bank party hereto hereby and the Administrative Agent hereby approves the Incremental Revolving Facility Lenders providing the Incremental Revolving Facility Commitments pursuant to the terms of the proviso to Section 2.21(a) of the Credit Agreement.

(g) For purposes of calculating the Commitment Fees owed to Incremental Revolving Facility Lenders pursuant to Section 2.12(a) of the Amended Credit Agreement, such Commitment Fees shall commence accruing on the Effective Date.

(h) Effective as of the Effective Date, in accordance with Section 2.05(l) of the Credit Agreement, the Borrower hereby designates each Incremental Revolving Facility Lender as an Issuing Bank, and each Incremental Revolving Facility Lender hereby agrees to act in such capacity. The parties hereto acknowledge and agree that, from and after the Effective Date, each Issuing Bank shall have an individual Letter of Credit sublimit as set forth opposite its name on Schedule II hereto under the heading “Letter of Credit Sublimit”.

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SECTION 3. Reallocation of Revolving Facility Loans.

(a) On the Effective Date, to the extent necessary for the then outstanding Initial Revolving Loans and then funded and unfunded participations in Letters of Credit under the Initial Revolving Facility to be held on a pro rata basis by the Revolving Facility Lenders in accordance with their Revolving Facility Percentages under the Initial Revolving Facility after giving effect to the Incremental Revolving Facility Commitments, the Administrative Agent may take such actions as it determines are reasonably necessary or appropriate to effect such reallocation in accordance with Section 2.21 of the Amended Credit Agreement, including by causing the applicable Lenders to assign, transfer or purchase, as applicable, interests in the Initial Revolving Loans and funded and unfunded participations in Letters of Credit. Such assignments, transfers or purchases shall be made pursuant to procedures designated by the Administrative Agent and shall not be required to be effectuated in accordance with Section 9.04 of the Amended Credit Agreement. The Administrative Agent is authorized and directed to take such actions and make such entries in the Register as shall be necessary or appropriate to effectuate this Section 3. Each of the Incremental Revolving Facility Lenders party hereto agrees to waive any breakage costs pursuant to Section 2.16 of the Amended Credit Agreement that may arise due to the reallocation set forth in this Section 3. In addition, each of the Incremental Revolving Facility Lenders acknowledges that the Interest Period with respect to the Initial Revolving Loans allocated to them pursuant to this Section 3 shall be the same Interest Period applicable to the outstanding Initial Revolving Loans held by the other Revolving Facility Lenders. For the avoidance of doubt, nothing in this Agreement shall constitute a waiver by any Revolving Facility Lender that is not a party hereto of any amounts payable to it under Section 2.16 of the Credit Agreement.

SECTION 4. Conditions to Effectiveness of this Agreement. This Agreement shall become effective, and the agreements and commitments of the Incremental Revolving Facility Lenders shall be irrevocable, as of the first date (the “Effective Date”) when each of the following conditions shall have been satisfied or waived:

(a) the Administrative Agent (or its counsel) shall have received from Holdings, the Borrower, the Subsidiary Guarantors, the Incremental Revolving Facility Lenders, each Issuing Bank and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b) a written notice by the Borrower specifying (i) the amount of Incremental Revolving Facility Commitments, (ii) the requested Effective Date and (iii) certification that the requested amount does not exceed the Incremental Amount available on the Effective Date;

(c) the Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party dated as of the Effective Date and certifying:

(i)	that attached thereto is a true and complete copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official or Governmental Authority) of the jurisdiction of its organization or by the Secretary or Assistant Secretary or similar officer of such Loan Party or other person duly authorized by the constituent documents of such Loan Party;

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(ii)	that attached thereto is a true and complete copy of a certificate as to the good standing of such Loan Party (to the extent that such concept exists in such jurisdiction) as of a recent date from such Secretary of State (or other similar official or Governmental Authority);

(iii)	that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the date hereof and at all times since a date prior to the date of the resolutions described in the following clause (iv);

(iv)	that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the date hereof; and

(v)	as to the incumbency and specimen signature of each officer or authorized signatory executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party.

(d) the Administrative Agent shall have received a written acknowledgment of the transactions contemplated hereby, duly executed and delivered by the Investors (as defined in the Preferred Equity Purchase Agreement), in form and substance reasonably satisfactory to the Administrative Agent;

(e) the Administrative Agent shall have received the Sixth Amendment to the Preferred Equity Purchase Agreement, in form and substance reasonably satisfactory to the Administrative Agent;

(f) the Administrative Agent shall have received a solvency certificate signed by the chief financial officer, chief accounting officer or other officer with equivalent duties of Holdings confirming the solvency of Holdings, the Borrower and the Subsidiaries on a consolidated basis as of the date hereof after giving effect to the transactions contemplated hereby on the Effective Date;

(g) the Administrative Agent shall have received, on behalf of itself, the Incremental Revolving Facility Lenders and each Issuing Bank, a written opinion of (i) Lowenstein Sandler LLP, special New York and Delaware counsel to the Loan Parties and (ii) Snell & Wilmer LLP, special Nevada counsel to the Loan Parties, each, (A) dated the Effective Date, (B) addressed to the Administrative Agent, the Incremental Revolving Facility Lenders and Issuing Banks on the Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such customary matters relating to the Loan Documents as the Administrative Agent shall reasonably request;

(h) the Administrative Agent and the Incremental Revolving Facility Lenders shall have received, at least three (3) Business Days prior to the Effective Date, all documentation and other information with respect to the Loan Parties that is reasonably requested by any Incremental Revolving Facility Lender to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act. No later than three (3) Business Days prior to the Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then the Borrower shall have delivered to the Administrative Agent and the Incremental Revolving Facility Lenders a certification regarding individual beneficial ownership in relation to the Borrower to the extent required by the Beneficial Ownership Regulation; and

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(i) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower stating that (i) the representations and warranties set forth in Credit Agreement are true and correct in all material respects as of the Effective Date as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or after giving effect to the consummation of the transactions contemplated hereby.

SECTION 5. Governing Law; Etc.

(a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 6. Confirmation of Guaranties and Security Interests. This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement as in effect immediately prior to the effectiveness of this Agreement or discharge or release the Lien or priority of any Security Document or any other security thereof. By signing this Agreement, each of Holdings, the Borrower and each Subsidiary Guarantor party hereto hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Incremental Revolving Facility Commitments) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Security Documents and the other Loan Documents and (ii) constitute Loan Obligations and (b) notwithstanding the effectiveness of the terms hereof, the Security Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the extension of credit contemplated herein. Each Loan Party party hereto ratifies and confirms its prior grant and the validity of all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party with all such Liens continuing in full force and effect after giving effect to this Agreement, and such Liens are not released or reduced hereby, and continue to secure full payment and performance of the Loan Obligations as increased hereby.

SECTION 7. Reference to and Effect on the Loan Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

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(b) From and after the Effective Date, this Agreement shall be a Loan Document under the Amended Credit Agreement and the other Loan Documents for all purposes of the Amended Credit Agreement and the other Loan Documents.

(c) This Agreement shall constitute an “Incremental Assumption Agreement”, each of the Incremental Revolving Facility Lenders shall constitute an “Incremental Revolving Facility Lender,” a “Revolving Facility Lender,” and a “Lender”, the Incremental Revolving Facility Loans shall constitute “Revolving Facility Loans” and “Initial Revolving Loans” and the Incremental Revolving Facility Commitments shall constitute “Incremental Revolving Facility Commitments,” “Revolving Facility Commitments,” and “Commitments”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

(d) After giving effect to the incurrence of the Incremental Revolving Facility Commitments, upon the effectiveness and availability thereof on the Effective Date, the Commitments of the Revolving Facility Lenders shall be as set forth on Schedule II hereof under the heading “Revolving Facility Commitment” (as such Commitments may be adjusted pursuant to assignments, increases or terminations in accordance with the terms of the Amended Credit Agreement).

SECTION 8. Counterparts; Electronic Execution. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03 of the Credit Agreement. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and other Loan Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement or any other Loan Document. Each of the Loan Parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Agreement and the other Loan Documents through electronic means and there are no restrictions for doing so in such Loan Party’s organizational documents.

SECTION 9. Miscellaneous. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the other instruments and documents to be delivered hereunder and the transactions contemplated hereby. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender (including the Incremental Revolving Facility Lenders) or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

APPLIED DIGITAL CORPORATION,
as Holdings

By:	/s / Saidal Mohmand
Name:	Saidal Mohmand
Title:	Chief Financial Officer

APLD Intermediate HOLDCO LLC,
as the Borrower

By:	/s / Saidal Mohmand
Name:	Saidal Mohmand
Title:	Chief Financial Officer

APPLIED TALENT RESOURCES LLC,
as a Subsidiary Guarantor

By:	/s / Saidal Mohmand
Name:	Saidal Mohmand
Title:	Chief Financial Officer

JAMES RIVER HOUSING LLC,
as a Subsidiary Guarantor

By:	/s / Saidal Mohmand
Name:	Saidal Mohmand
Title:	Chief Financial Officer

APLD HOLDINGS 1 LLC,
as a Subsidiary Guarantor

By:	/s / Saidal Mohmand
Name:	Saidal Mohmand
Title:	Chief Financial Officer

[Signature Page to Incremental Assumption Agreement]

APLD HOLDINGS 2 LLC,
as a Subsidiary Guarantor

By:	/s / Saidal Mohmand
Name:	Saidal Mohmand
Title:	Chief Financial Officer

APLD HPC TOPCO LLC,
as a Subsidiary Guarantor

By:	/s / Saidal Mohmand
Name:	Saidal Mohmand
Title:	Chief Financial Officer

APLD HPC HOLDINGS LLC,
as a Subsidiary Guarantor

By:	/s / Saidal Mohmand
Name:	Saidal Mohmand
Title:	Chief Financial Officer

[Signature Page to Incremental Assumption Agreement]

FIRST NATIONAL BANK OF OMAHA, as Administrative Agent

By:	/s/ Kevin Thompson
Name:	Kevin Thompson
Title:	Senior Vice President

[Signature Page to Incremental Assumption Agreement]

MUFG Bank, Ltd., as an Incremental Revolving Facility Lender and an Issuing Bank

By:	/s/ Colin Donnarumma
Name:	Colin Donnarumma
Title:	Director

[Signature Page to Incremental Assumption Agreement]

BNP PARIBAS, as a Lender and an Issuing Bank

By:	/s/ Eve Ravelojoana
Name:	Eve Ravelojoana
Title:	Managing Director Eve Ravelojoana

By:	/s/ Melody Moss
Name:	Melody Moss
Title:	Director

[Signature Page to Incremental Assumption Agreement]

Citizens Bank, N.A., as a Lender and an Issuing Bank

By:	/s/ Jeffrey Siatti
Name:	Jeffrey Siatti
Title:	Vice President

[Signature Page to Incremental Assumption Agreement]